UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

VIRIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street, Suite 401 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 272-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 11, 2024, Viridian Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Goldman Sachs & Co. LLC and Stifel, Nicolaus & Company, Incorporated (collectively, the “Representatives”) relating to the offer and sale (the “Offering”) of 10,666,600 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $18.75 per share, and, in lieu of shares of the Company’s Common Stock to certain investors, 20,000 shares of our Series B non-voting convertible preferred stock, par value $0.01 per share (“Series B Preferred Stock”) at a public offering price of $1,250.06250 per share. In addition, the Company granted the underwriters a 30-day option (the “Option”) to purchase up to an additional 1,800,000 shares of its Common Stock on the same terms and conditions as the Common Stock sold in the Offering which the Representatives exercised in full on September 12, 2024.

The aggregate gross proceeds to the Company from the Offering are approximately $258.8 million, which includes the gross proceeds from the exercise of the Option, before deducting underwriting discounts and commissions and estimated offering expenses. The net proceeds of this Offering together with existing cash, cash equivalents and short-term investments are expected to be sufficient to fund operations into the second half of 2027. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

The securities described above were offered pursuant to a shelf registration statement (File No. 333-267351), which was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and automatically became effective on September 9, 2022. A final prospectus supplement dated September 11, 2024 relating to and describing the terms of the Offering was filed with the SEC on September 12, 2024. The Offering is expected to close on September 13, 2024.

In the Underwriting Agreement, the Company agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the underwriters may be required to make because of such liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein.

A copy of the opinion of Ropes & Gray LLP relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements may be identified by the use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or other similar terms or expressions that concern the Company’s expectations, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations, and assumptions. Forward-looking statements include, without limitation, statements regarding: the anticipated closing of the Offering and the Company’s expected cash runway.

New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: other matters that could affect the sufficiency of existing cash, cash equivalents and short-term investments to fund operations; the Company’s financial position and its projected cash runway; the Company’s future operating results and financial performance; and market conditions and satisfaction of customary closing conditions related to the Offering. There can be no assurance that the Company will be able to complete the Offering on the anticipated terms, or at all. Applicable risks also include those risks set forth under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 8, 2024 and other subsequent disclosure documents filed with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, by and among the Company and the Representatives, dated as of September 11, 2024

5.1	Opinion of Ropes & Gray LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: September 12, 2024	By:	/s/ Stephen Mahoney
Stephen Mahoney
President, Chief Executive Officer, and Director